AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON March 31, 2008

REGISTRATION NOS. 333 -122901
811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 34	☒
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 38	☒

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI 53233

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

(Name and Address of Agent for Service)

COPIES TO:
Karin Flynn
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b) of Rule 485; or
☐ on _________, pursuant to paragraph (b) of Rule 485; or
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐ on _________ pursuant to paragraph (a)(1) of Rule 485; or
☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐ on _________ pursuant to paragraph (a)(2) of Rule 485; or
☐ on __________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

•	ThinkGrowth Fund
•	ThinkGlobal Fund
•	ThinkGreen Fund

PROSPECTUS
March 31, 2008

This prospectus contains important information about each Fund, including its investment objective. For your benefit and protection, please read the entire prospectus before you invest in any Fund. This prospectus should also be retained for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.thinkcapitalfunds.com

ThinkFunds

➢	ThinkGrowth Fund
➢	ThinkGlobal Fund
➢	ThinkGreen Fund

Each a series of the Investment Managers Series Trust (the “Trust”)

ThinkCapital Management, LLC, a Delaware limited liability company (the “Advisor”) is the investment advisor to the Funds.

This Prospectus sets forth basic information about each Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is March 31, 2008.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

ThinkGrowth Fund

Investment Objective

The ThinkGrowth Fund’s investment objective is long-term capital appreciation. There is no assurance that the Fund will achieve its objective. The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest in equity securities of U.S. companies that the Advisor believes to have the potential for the highest, most sustainable earnings growth. While the Fund may invest in companies of any size, it generally invests in small- to mid-cap companies. Small-cap companies are those that, at the time of initial purchase, have market capitalization below $1 billion. Mid-cap companies are those that, at the time of initial purchase, have market capitalization within the range of $1 billion and $5 billion. The Fund’s equity securities may include common stocks, preferred stocks, convertible securities, warrants and stocks of foreign companies. The Fund’s investments in foreign companies will primarily be in American Depository Receipts (“ADRs”). ADRs are receipts that represent an interest in foreign securities held on deposit by U.S. banks. The Fund may invest in new companies through private placements and initial public offerings.

The Advisor’s investment philosophy and process is centered on the principle that over time share price is nearly 100% correlated with earnings. Accordingly, the Advisor will seek to identify and invest in companies that it considers to have the fastest earnings growth potential for the most sustainable period of time. There are four key steps to the Advisor’s Investment Process: Discovery, Analysis, Action, and Follow-Up.

First, the Advisor seeks to identify industries, companies and securities that are undergoing relatively dynamic change, as well as various emerging themes and external forces, and their effect on specific industries and companies. Once investment candidates are identified, the Advisor performs extensive fundamental analysis to ascertain the potential total return of the security over a defined period of time. The analysis may include an assessment of any or all of the following: growth strategy, management capability, fundamental drivers, competitive situation, valuation and capital structure. The analytical process is expected to include identifying “catalysts” (i.e., events or announcements of a public nature) that may lead to anticipated price changes in securities. An investment candidate with a clearly defined objective, catalysts and risk analysis will receive final scrutiny from the portfolio managers. The Advisor expects that initial positions in selected investments will typically be sized at 1% to 3% of total assets, and will be increased as conviction and risk/reward warrant. The Advisor continues to follow-up on its investment in a company by closely monitoring news from the company and its competitors, and enhancing its understanding at company and industry presentations and management meetings.

When the Advisor believes conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Principal Risks of Investing

The Fund’s principal risks are mentioned below.

➢	Market Risk — The risk that the Fund’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market.
➢	Portfolio Turnover Risk — The risk that the Fund’s turnover rate may exceed 100%. A high turnover rate (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

➢	Small- or Mid-Cap Company Risk — Investments in securities of small- and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically.
➢	New Companies Risk — The risk that investments in new and unseasoned companies may be more volatile than seasoned companies.
➢	Foreign Securities Risk — The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts. For foreign securities owned by the Fund that are not denominated in U.S. Dollars, the net asset value of the Fund will be affected by a change in the exchange rate between the U.S. Dollar and the currencies in which the Fund’s foreign securities are denominated.
➢	Growth Stocks Risk — The risk that the Fund’s focus on growth investing will cause the Fund to underperform when value investing is in favor.
➢	Non-Diversified Fund Risk — The risk that the Fund may be more susceptible to any single economic, political or regulatory event due to the Fund investing in a smaller number of issuers.

See the “Principal Risks of Investing in the Funds” section on page 10 for a more detailed description of the above risks.

Performance

Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed)	2.00	%(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	1.00%
Distribution (12b-1) Fees	None
Other expenses (including a Shareholder Servicing Fee up to 0.25%)(2)	0.59%
Total annual fund operating expenses(3)	1.59%

(1)	The Fund charges a 2% fee if you redeem shares of the Fund within 30 days of purchase. The Fund’s transfer agent UMB Fund Services, Inc. (“Transfer Agent”), charges a $15 fee ($20 for Saturday delivery) for redemption proceeds paid via wire transfer or in check form sent via overnight delivery. There is also a $15 annual maintenance fee on retirement accounts and a $15 fee for each redemption from a retirement account.
(2)	These expenses, which include a shareholder servicing fee up to 0.25%, are estimated for the current fiscal year.
(3)	The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.59% of average daily net assets of the Fund. The duration of this contract is one year and may be terminated by the Trust’s Board of Trustees (the “Board”). In turn, the Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$162	$502

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

ThinkGlobal Fund

Investment Objective

The ThinkGlobal Fund’s investment objective is long-term capital appreciation. There is no assurance that the Fund will achieve its objective. The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The Fund normally invests in issues from a number of different countries, which may include the United States and emerging market countries. Under normal market conditions, the Fund will invest in at least three different countries. The Fund’s investments in foreign securities will include American Depository Receipts (“ADRs”). ADRs are receipts that represent an interest in foreign securities held on deposit by U.S. banks. The Fund may invest in new companies through private placements and initial public offerings.

The Advisor will emphasize investments in companies with the strongest business fundamentals for growth selling at a discount to the projected long-term intrinsic value. The Advisor intends to invest selectively in equities which it believes have significant total return potential. There are four key steps to the Advisor’s Investment Process: Discovery, Analysis, Action, and Follow-Up.

First, the Advisor seeks to identify industries, companies and securities that are undergoing relatively dynamic change, as well as various emerging themes and external forces, and their effect on specific industries and companies. Once investment candidates are identified, the Advisor performs extensive fundamental analysis to ascertain the potential total return of the security over a defined period of time. The analysis may include an assessment of any or all of the following: growth strategy, management capability, fundamental drivers, competitive situation, valuation and capital structure. The analytical process is expected to include identifying “catalysts” (i.e., events or announcements of a public nature) that may lead to anticipated price changes in securities. An investment candidate with a clearly defined objective, catalysts and risk analysis will receive final scrutiny from the portfolio managers. The Advisor expects that initial positions in selected investments will typically be sized at 1% to 3% of total assets, and will be increased as conviction and risk/reward warrant. The Advisor continues to follow-up on its investment in a company by closely monitoring news from the company and its competitors, and enhancing its understanding at company and industry presentations and management meetings.

When the Advisor believes conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% if its assets in cash or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Principal Risks of Investing

The Fund’s principal risks are mentioned below.

➢	Market Risk — The risk that the Fund’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market.
➢	Portfolio Turnover Risk — The risk that the Fund’s turnover rate may exceed 100%. A high turnover rate (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
➢	Small- or Mid-Cap Company Risk — Investments in securities of small- and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically.
➢	New Companies Risk — The risk that investments in new and unseasoned companies may be more volatile than seasoned companies.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

➢	Foreign Securities Risk — The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts. For foreign securities owned by the Fund that are not denominated in U.S. Dollars, the net asset value of the Fund will be affected by a change in the exchange rate between the U.S. Dollar and the currencies in which the Fund’s foreign securities are denominated.
➢	Emerging Market Countries Risks — The risk that the prices of securities of emerging market issuers may be more volatile than those of their counterparts in more established foreign markets.
➢	Growth Stocks Risk — The risk that the Fund’s focus on growth investing will cause the Fund to underperform when value investing is in favor.
➢	Non-Diversified Fund Risk — The risk that the Fund may be more susceptible to any single economic, political or regulatory event due to the Fund investing in a smaller number of issuers.

See the “Principal Risks of Investing in the Funds” section on page 10 for a more detailed description of the above risks.

Performance

Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed)	2.00	%(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	1.00%
Distribution (12b-1) Fees	None
Other expenses (including a Shareholder Servicing Fee up to 0.25%)(2)	0.74%
Total annual fund operating expenses(3)	1.74%

(1)	The Fund charges a 2% fee if you redeem shares of the Fund within 30 days of purchase. The Fund’s Transfer Agent charges a $15 fee ($20 for Saturday delivery) for proceeds paid via wire transfer or in check form sent via overnight delivery. There is also a $15 annual maintenance fee on retirement accounts and a $15 fee for each redemption from a retirement account.
(2)	These expenses, which include a shareholder servicing fee up to 0.25%, are estimated for the current fiscal year.
(3)	The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.74% of average daily net assets of the Fund. The duration of this contract is one year and may be terminated by the Board. In turn, the Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$177	$548

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

ThinkGreen Fund

Investment Objective

The ThinkGreen Fund’s investment objective is long-term capital appreciation. There is no assurance that the Fund will achieve its objective. The Fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies that are environmentally responsible. The Advisor deems a company to be environmentally responsible if the company demonstrates that long-term environmental sustainability is a major priority for its business, provides environmental solutions/benefits, or operates responsibly with respect to the environment. The Fund will not change this 80% investment policy unless it gives shareholders at least 60 days advance notice. The Fund will invest in companies across various sectors with a focus on “Green Technology” and “Green Living”. The Advisor considers “Green Technology” companies to be those utilizing technology to address alternative energy development or deployment such as: solar energy, wind power, bio-fuels, water improvement, waste management and recycling or technology enhancements that lessen negative impacts of existing process. The Advisor considers “Green Living” companies to be those developing products or services that improve life quality and life style by improving standards of living and/or health without damaging the environment in their production or use. Example companies include those that grow, process, or sell natural and organic foods and personal care products or that manufacture products or services that promote healthy living. The Fund will not knowingly invest in a company with negative environmental records or behavior. The Fund’s equity securities may include common stocks, preferred stocks, convertible securities, and warrants. The Fund’s investments in foreign securities will include American Depository Receipts (“ADRs”). ADRs are receipts that represent an interest in foreign securities held on deposit by U.S. banks. The Fund may invest in new companies through private placements and initial public offerings.

The Advisor intends to invest selectively in equity securities which it believes have significant total return potential. Investments will be focused on companies based on top-down thematic and bottom-up fundamental analysis. The Fund’s investments typically will have, at the time of initial purchase, market capitalizations between $500 million and $10 billion; however, the Fund may from time to time invest in smaller and larger capitalization stocks. There are four key steps to the Advisor’s Investment Process: Discovery, Analysis, Action, and Follow-Up.

First, the Advisor seeks to identify companies and securities that are undergoing relatively dynamic change, as well as various emerging themes and external forces, and their effect on specific industries and companies. Once investment candidates are identified, the Advisor performs extensive fundamental analysis to ascertain the potential total return of the security over a defined period of time. The analysis may include an assessment of any or all of the following: growth strategy, management capability, fundamental drivers, competitive situation, valuation and capital structure. The analytical process is expected to include identifying “catalysts” (i.e., events or announcements of a public nature) that may lead to anticipated price changes in securities. An investment candidate with a clearly defined objective, catalysts and risk analysis will receive final scrutiny from the portfolio managers. The Advisor expects that initial positions in selected investments will typically be sized at 1% to 3% of total assets, and will be increased as conviction and risk/reward warrant. The Advisor continues to follow-up on its investment in a company by closely monitoring news from the company and its competitors, and enhancing its understanding at company and industry presentations and management meetings.

When the Advisor believes conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% if its assets in cash or high quality short-term money market instruments. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Principal Risks of Investing

The Fund’s principal risks are mentioned below.

➢	Market Risk — The risk that the Fund’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market.
➢	Portfolio Turnover Risk — The risk that the Fund’s turnover rate may exceed 100%. A high turnover rate (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
➢	Small- or Mid-Cap Company Risks — Investments in securities of small- and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically.
➢	New Companies Risk — The risk that investments in new and unseasoned companies may be more volatile than seasoned companies.
➢	Foreign Securities Risk — The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts. For foreign securities owned by the Fund that are not denominated in U.S. Dollars, the net asset value of the Fund will be affected by a change in the exchange rate between the U.S. Dollar and the currencies in which the Fund’s foreign securities are denominated.
➢	Growth Stocks Risk — The risk that the Fund’s focus on growth investing will cause the Fund to underperform when value investing is in favor.
➢	Non-Diversified Fund Risk — The risk that the Fund may be more susceptible to any single economic, political or regulatory event due to the Fund investing in a smaller number of issuers.
➢	Socially Responsible Investment Risk — The risk that the demand for companies promoting social sustainability may decrease or that the Fund may sell investments in companies for social reasons when it would be otherwise disadvantageous to do so.
➢	Market Concentration Risk — The risk that a downturn in the Green Technology or Green Living stocks that the Fund invests in would have a larger impact on the Fund than on a fund that does not concentrate (i.e., invest more than 25% of its net assets) in these stocks.
➢	Technology Companies Risk — The risk that technology companies may lose money due to intense pricing pressure and/or high capital investment costs.

See the “Principal Risks of Investing in the Funds” section on page 10 for a more detailed description of the above risks.

Performance

Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee (as a percentage of amount redeemed)	2.00	%(1)
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management fees	1.00%
Distribution (12b-1) Fees	None
Other expenses (including a Shareholder Servicing Fee up to 0.25%)(2)	0.74%
Total annual fund operating expenses(3)	1.74%

(1)	The Fund charges a 2% fee if you redeem shares of the Fund within 30 days of purchase. The Fund’s Transfer Agent charges a $15 fee ($20 for Saturday delivery) for proceeds paid via wire transfer or in check form sent via overnight delivery. There is also a $15 annual maintenance fee on retirement accounts and a $15 fee for each redemption from a retirement account.
(2)	These expenses, which include a shareholder servicing fee up to 0.25%, are estimated for the current fiscal year.
(3)	The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.74% of average daily net assets of the Fund. The duration of this contract is one year and may be terminated by the Board. In turn, the Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$177	$548

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in the Funds involves certain risks. You may lose money if you invest in one of the Funds. Your investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Principal Risks of Investing

You should consider the risks described below and the information set forth in the Statement of Additional Information (“SAI”) before you decide to invest in a Fund. Except as noted, each of the risks described below applies to each Fund.

General Risks of Investing in Mutual Funds

The following risk is common to all mutual funds:

➢	Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector, the entire market and the economies upon which each market is reliant.

The following risk is common to all mutual funds that trade actively:

➢	Portfolio Turnover Risk. Each Fund may trade actively and frequently to achieve its objective. This may result in higher capital gains’ distributions, which would increase your tax liability. Frequent trading may also increase a Fund’s costs which would affect the Fund’s performance over time.

Risks of Investing in Small- or Mid-Cap Companies (All Funds)

The following risks are common to all mutual funds that invest in small-capitalization or mid-capitalization companies (those with a market capitalization of less than U.S. $1 billion or between U.S. $1 billion and U.S. $5 billion, respectively):

As a general rule, investments in stock of small- or mid-cap companies are more risky than investments in the stock of larger companies for the following reasons, among others:

➢	Early Development Stage. Small- or mid-cap companies may be in early stages of development;
➢	Limited Product Line. Small- or mid-cap companies tend to have less diversified product lines and business activities, which make them more susceptible to setbacks, downturns or competitive threats;
➢	Illiquidity. The stock of small- or mid-cap companies may be traded less frequently or in limited volume than that of larger companies;
➢	Lack of Proven Track Record. Due to their often limited operating history, small- and mid-cap stocks may lack a proven track record;
➢	Limited Resources. Small- or mid-cap companies have more limited financial resources or may depend on a small group of key managers; and
➢	Volatility. The stock price of small- or mid-cap companies may suffer more severe price declines during periods of generally declining stock prices and tend to be more adversely affected by poor economic and market conditions.

Risks of Investing in New Companies (All Funds)

New companies tend to be smaller companies and often have inexperienced management, limited access to capital and higher operating costs than seasoned companies. New companies often struggle with economic downturns, changes in investor support or fierce competitive environments. Each Fund may buy securities of new companies through private placements or initial public offerings (“IPOs”). Newly issued stocks in IPOs are subject to higher volatility and are of

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

limited availability. A Fund’s ability to obtain IPO stock allocations is subject to allocation by members of the underwriting syndicate to various clients and allocation by the Advisor among its Funds. Private placement investments may be difficult to liquidate in general and prices in such liquidation are subject to higher variability. Companies that privately place securities often make less information available than public companies; thereby making their valuation more subjective. All of the foregoing factors may have a negative impact on a Fund’s performance.

Risks of Investing in Foreign Securities (All Funds)

The following risks are common to mutual funds that invest in foreign securities:

➢	Legal System and Regulation Risks. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting, and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.
➢	Currency Risk. Most foreign stocks are denominated in the currency of the country where they are traded. Each Fund’s net asset value per share (“NAV”) is calculated in U.S. Dollars. The exchange rate between the U.S. Dollar and most foreign currencies fluctuates; therefore the NAV of a Fund will be affected by a change in the exchange rate between the U.S. Dollar and the currencies in which the Fund’s stocks are denominated. The Funds may also incur transaction costs associated with exchanging foreign currencies into U.S. Dollars.
➢	Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.
➢	Market Concentration. Many foreign stock markets are more concentrated than the U.S. stock market as a smaller number of companies make up a larger percentage of the market. Therefore, the performance of a single company or group of companies could have a much greater impact on a foreign stock market than a single company or group of companies would on the U.S. stock market.
➢	Expropriation Risk. Foreign governments may expropriate a Fund’s investments either directly by restricting the Fund’s ability to sell a security, by imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of a Fund to pursue and collect a legal judgment against a foreign government. Additionally, the foreign government may have the ability to nationalize a company and seize all or a portion of its assets leaving little or no value for the company’s equity holders.
➢	Less Public Information. Foreign issuers tend to make less information available publicly thus making valuation of their securities more subjective.
➢	Illiquidity and Volatility. Securities of some foreign issuers are less liquid and their prices more volatile than securities of companies listed on a United States securities exchange or market.
➢	Lack of Government Supervision. Foreign jurisdictions often lack sufficient government supervision and regulation of business and industry, stock exchanges, brokers as compared to the United States. This lack of infrastructure increases the risk of uninsured loss due to lost, stolen or counterfeit certificates. Prior government approval of non-domestic investments may be required and may further be subject to limitations or restrictions. Repatriation of investment income, capital and process of sales by foreign investors may require governmental registration and/or approval in some countries which may result in delays that negatively impact a Fund’s performance.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Risks of Investing in Emerging Market Countries (ThinkGlobal Fund).  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Governments in certain emerging market countries have, in the past, failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. All of these risks increase the speculative nature of investments in emerging market companies. The economy of an emerging market may be dependent upon international trade with one or more other countries, thus making such economies particularly vulnerable not only to such trade partners’ economies but also to trade barriers, exchange controls, managed currency adjustments and other protectionist measures.

Risk of Investing in Growth Stocks (All Funds).  Because growth stocks typically make little or no dividend payments to shareholders, investment return is generally based on a stock’s capital appreciation, making return more dependent on market increases and decreases. Growth stocks may underperform when the market favors value stocks over growth stocks.

Risk of Investing in a Non-Diversified Fund (All Funds).  The Funds are “non-diversified.” This means that, as compared to mutual funds that are diversified, each Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, a Fund may hold larger positions in a relatively small number of stocks as compared to other mutual funds. This may make a Fund’s performance more volatile than would be the case if it had a diversified investment portfolio.

Risks of Defensive Portfolio Adjustments (All Funds).  The Funds may significantly alter their respective holdings as a defensive strategy, if in the judgment of the Advisor, the Fund’s particular markets or holdings become unattractive due to current or forecasted economic conditions, political changes or instability, financial impacts or social factors. Generally, a Fund will remain fully invested and will avoid attempts to time the market. However, if a significant adverse market action is anticipated, the Fund may invest in investment-grade securities (e.g., fixed income securities, securities issued by the United States government, securities issued by developed foreign country governments, money market instruments and non-convertible preferred stock) in such amount as it deems appropriate as a defensive adjustment. Although defensive investments may also involve speculative risks, such investments tend to be less speculative in the face of challenging economic and political environments. Defensive investments, if made, will make it less likely that a Fund will meet its investment objectives.

Additional Risks of Investing in the ThinkGreen Fund

The following additional risks apply to the Fund:

➢	Socially Responsible Investment Risk. The Fund invests substantially all of its assets in the securities of companies that meet the Fund’s social guidelines. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous for it to do so, or may sell securities for social reasons when it might be otherwise disadvantageous for it to do so.
➢	Market Concentration Risk. The Fund may concentrate (i.e., invests more than 25% of its net assets) its investments in Green Technology and/or Green Living stocks and a downturn in these companies, industries, or sectors would have a larger impact on the Fund than on a fund that does not concentrate in these stocks. Please also see the “Principal Investment Strategies” section for this Fund for a discussion of Green Technology and Green Living companies.
➢	Technology Risk. Companies in the “green” sector may be developing new technologies, manufacturing processes or markets for new products. There is no assurance that any new technology will prove to be successful, or that a market will be viable for products or technologies developed. Additionally, any product dependent upon a new manufacturing process may ultimately be unable to get to market due to difficulties in such processes. Finally, such companies tend to be capital intensive and as a result, may not be able to recover all capital investment costs.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Additional Investment Techniques

In addition to the Principal Investment Strategies and Principal Risks of Investing in the Funds, each of the Funds may engage in additional investment techniques that may present additional risks to the Fund as described below.

➢	Foreign Currency Transactions. The Funds may engage in foreign currency transactions, including foreign currency forward contracts in connection with its investments in securities of non-U.S. companies. These transactions are designed to hedge a Fund’s exposure to foreign currency risks; however, such investments may not prove successful or may have the effect of limiting gains from favorable market movements.
➢	Mutual Fund Investing. The Funds may invest in shares of other investment companies including Exchange-Traded Funds (“ETFs”) to the extent allowed by the Investment Company Act of 1940, as amended (the “1940 Act”). ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. The risk of ETFs generally reflects the risk of owning shares of the underlying securities the ETF is designed to track, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Assets invested in ETFs and other mutual funds incur a layering of expenses, including operating costs, advisory fees that you, as a shareholder in the Fund, indirectly bear.
➢	Securities Lending. Each Fund may loan portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective Fund can suffer losses.
➢	Short Sales. Each Fund may engage in short sales of securities. Short sales involve selling a security a Fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk. Short sales expose a Fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the Fund.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI dated March 31, 2008. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Funds’ Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUNDS

Investment Advisor

The Advisor, ThinkCapital Management, LLC, is the Funds’ investment advisor and provides investment advisory services to the Funds pursuant to an investment advisory agreement between the Advisor and the Trust (the “Advisory Agreement”). The Advisor’s address is 600 Montgomery Street, 16th Floor, San Francisco, CA 94111. The Advisor, founded in 2008, is a wholly-owned subsidiary of ThinkCapital, Holdings, LLC, which in turn is a wholly-owned subsidiary of ThinkPanmure Holdings, LLC. ThinkPanmure Holdings is a wholly owned subsidiary of Panmure Gordon & Co., plc, a London based Financial Services Authority regulated company focusing on providing corporate and institutional investment banking and stockbroking services. The Advisor and its predecessor have provided investment advisory services to individual and institutional accounts since 2005. Affiliates of the Advisor have, as of February 28, 2008, over $700 million in assets under management, which included other pooled investment vehicles as well as separately managed accounts.

The Advisor provides the Funds with advice on buying and selling securities. The Advisor and its affiliates also furnish, and in the future may from time to time furnish, the Funds with office space and certain administrative services. For its services, the Advisor is entitled to receive an annual management fee listed below, calculated daily and payable monthly of each Fund’s average daily net assets:

Fund	Annual Fee
ThinkGrowth Fund	1.00%
ThinkGlobal Fund	1.00%
ThinkGreen Fund	1.00%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Funds’ Semi-Annual Report dated August 31, 2008.

Portfolio Managers

Michael Moe and Stuart Pulvirent are the co-managers of the Funds. Each portfolio manager has authority over all aspects of each Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows.

Michael Moe, CFA, is the Chief Executive Officer and Chief Investment Officer of the Advisor. He serves as the Chairman of the Board of ThinkPanmure Holdings, LLC. Mr. Moe is a founder and former Chief Executive Officer of ThinkPanmure LLC (formerly known as ThinkEquity Partners, LLC) a U.S. investment banker/broker dealer, from 2001 to March 2008. ThinkPanmure LLC is an affiliate of the Advisor. From July 1998 until January 2001, Mr. Moe was Director of Global Growth Stock Research at Merrill Lynch & Co., Inc. (“Merrill Lynch”). Previously, he was a senior managing director and head of Growth Stock Research and Strategy at Montgomery Securities, Inc. (“Montgomery”) and was a First Vice President and Head of the Select Growth Group at Lehman Brothers. While at Merrill Lynch and Montgomery he authored many white papers, including The Book of Knowledge (1999), The Knowledge Web (2000), and Dawn of the Age of Knowledge (1996), three groundbreaking overviews of the emerging education investment category. In 2007 he published his first book, Finding The Next Starbucks: How to Identify and Invest in the Hot Stocks of Tomorrow. Additionally, he wrote other influential investment white papers including Main Street Meets Wall Street (consolidation of business services industry), It’s the Right Time to Order Out (outsourcing), Forever Young (healthy living), Bagels and Coffee (affordable luxuries — Starbucks initiation), and Northern Exposure (growth strategy).

Mr. Moe earned his B.A. in Political Science and Economics at the University of Minnesota. He is a member of the New York Society of Security Analysts, a member of the San Francisco Analyst Society, an advisor for the Center of Innovation, a member of the Executive Committee for American Education Providers, a member of the Board of Directors of Esotera Group, a member of the Advisory Board for the Pacific Research Institute, and on the Board of Directors for the National Football Foundation & College Football Hall of Fame.

MANAGEMENT OF THE FUNDS

Stuart Pulvirent joined ThinkPanmure, LLC in July 2004 as a Partner and Senior Research Analyst focused on materials science and nanotechnology. He has served as portfolio manager for Brantwood Partners, L.P., a hedge fund advised by ThinkEquity Capital Advisors, LLC, an affiliate of the Advisor, since August of 2006. Mr. Pulvirent was Managing Director of Axia Capital Management, LLC, a hedge fund, from February 2002 to July 2004. During his 23 year investment career, he held senior analytical and research management roles at Lehman Brothers, Furman Selz, LLC, and Zweig-DiMenna Associates, LLC. In 2004, he authored “Thinking Big About the Small World”, a ground-breaking research report on nanotechnology. He won Institutional Investor All-Star honors for six consecutive years as an analyst and has also received Wall Street Journal honors. Mr. Pulvirent received his M.B.A. from The Wharton School and a B.S. in Chemical Engineering from Northwestern University.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Fund Expenses

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Funds to ensure that the net annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, Acquired Fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed the percentage stated in each Fund’s expense table.

Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by a Fund if the Advisor so requests. Such reimbursement may be requested from a Fund by the Advisor in the event that the total annual fund operating expenses are less than the contractual limit. The Advisor may seek reimbursement in an amount up to the difference between the contractual limit and the total annual fund operating expenses, but in no case will the reimbursement amount exceed the total amount of fees waived or expenses paid by the Advisor and will not include any amounts previously reimbursed. No reimbursement will cause the total annual fund operating expenses paid by a Fund to exceed the contractual limit for that Fund and such reimbursement may not be paid prior to a Fund’s payment of current operating expenses. The Advisor may seek reimbursement for fees waived or expenses paid for a period of three years from the date the fees were waived or expenses were paid.

SHAREHOLDER SERVICING PLAN

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, the Advisor will provide, or arrange for others to provide, certain shareholder services activities that are not otherwise provided by the Transfer Agent. The Shareholder Servicing Plan provides for the payment of a service fee up to an annual rate of 0.25% of each Fund’s average daily net assets.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The price of a Fund’s shares is based on net asset value. The Net Asset Value (the “NAV”) per share is determined by dividing the value of the Fund’s securities, cash and other assets minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily. The NAV is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, each Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays.

Each Fund’s investments are valued according to market value. Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of each Fund’s fair value methodology. Each Fund may hold portfolio securities such as those traded on foreign exchanges that trade on weekends or other days when a Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Buying Fund Shares

To purchase shares of a Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$5,000	$250
Direct Retirement Accounts	$1,000	$250
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$1,000	$100

Shares of each Fund may be purchased by check or by wire transfer of funds through a bank or through approved financial supermarkets, investment advisors and consultants, financial planners, brokers, dealers and other investment professionals and their agents (“Brokers”) authorized by the Funds to receive purchase orders. Each Fund’s minimum initial investment (as well as subsequent additional investments) depends on the nature of the account as shown in the table above. For regular accounts, each Fund requires an initial investment of $5,000. For retirement and other non-taxable accounts (IRAs, SEP-IRAs, pension and profit sharing plans, etc.), the initial investment is $1,000 for each Fund. Initial investment amounts may be made in an amount in excess of the minimum amount and the minimum investment may be waived from time to time by a Fund. Minimum investment amounts are waived when shares are purchased by Trustees of the Trust, current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds. The Funds also reserve the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Funds. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

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Additional Investments

Additional purchases in a Fund may be made for $250 or more. Exceptions may be made at a Fund’s discretion. The additional purchases minimum is waived when shares are purchased by current or retired directors and employees of the Advisor and its affiliates. You may purchase additional shares of the Funds by sending a check, with the stub from your account statement, to the Funds at the addresses listed below. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate statement. You may also make additional purchases by wire or through a broker. Please follow the procedures described in this Prospectus.

Short-term or excessive trading into and out of the Funds may harm performance by disrupting management strategies and by increasing expenses. Accordingly, a Fund may reject your purchase order if in the Advisor’s opinion, you have a pattern of short-term or excessive trading, your trading has been or may be disruptive to a Fund, or rejection otherwise would be deemed in the Funds’ best interest. To discourage market timing, the Funds impose fees on certain redemptions. The Funds will reject any purchase request that a Fund regards as disruptive to efficient portfolio management. Furthermore, a redemption fee is imposed on all Fund shares held for 30 days or less.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. The Funds reserve the right to deny applications if the application is not in good order.

Shares of each of the Funds have not been qualified for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with Puerto Rico, Guam, U.S. Virgin Islands or United States military APO or FPO addresses.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with an initial minimum investment of $2,500. Once an account has been opened, you may make additional purchases at regular intervals through the AIP. If elected on your account application, money can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated in the event two successive mailings we send to you are returned by the U.S. post office as undeliverable. You may terminate your participation in the AIP by notifying the Transfer Agent at 1-888-721-7772, five days prior to the date of the next AIP transfer. The Funds may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

Your share price will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to ThinkFunds. All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will receive the next business day’s NAV.

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Methods of Buying

Through a broker-dealer or other financial intermediary	The Funds are offered through certain brokers (and their agents). The Funds are also offered directly through the Transfer Agent. An order placed with such a broker or their authorized agent is treated as if it was placed directly with the Funds, and will be executed at the next NAV calculated by the Funds. Your broker will hold your shares in a pooled account in the broker’s (or agent’s) name. The Funds may pay the broker (or agent) to maintain your individual ownership information, for maintaining other required records, and for providing other shareholder services. The broker who offers shares may require payment of fees from its individual clients. If you invest through a broker, the policies and fees may be different than those described in this Prospectus. For example, the broker may charge transaction fees or set different minimum investments. The broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your broker to see if they are an approved broker of the Funds or for additional information.
By mail	The Funds will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.To buy shares of the Funds, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.
	Regular Mail: ThinkFunds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery: ThinkFunds 803 West Michigan Street Milwaukee, Wisconsin 53233-2301
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone	To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-721-7772 and you will be allowed to move money in amounts of $1,000 or more, from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV determined on that day. For security reasons, requests by telephone will be recorded.
By wire	To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or send by overnight delivery your account application to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

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UMB Bank, n.a. ABA Number 101000695
For credit to ThinkFunds: A/C# 9871737160
For further credit to: “Fund Name” Your account number Name(s) of investor(s) Social security or tax ID numbers
Before sending your wire, please contact the Transfer Agent at 1-888-721-7772 to advise it of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same day pricing. The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker-dealer or other financial intermediary	If you purchased your shares through a broker, your redemption order must be placed through the same broker. The broker must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. (Eastern Time) will receive the next business day’s NAV. Please keep in mind that your broker may charge additional fees for its services.
By mail	You may redeem shares purchased directly from the Funds by mail. Send your written redemption request to ThinkFunds at the address below. Your request mustbe in good order and contain the Fund(s) name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the redemption request. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).
	Regular Mail: ThinkFunds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery: ThinkFunds 803 West Michigan Street Milwaukee, Wisconsin 53233-2301
A Medallion signature guarantee must be included if any of the following situations apply:
• You wish to redeem more than $50,000 worth of shares;
• When redemption proceeds are sent to any person, address or bank account not on record;
• If a change of address was received by the Transfer Agent within the last 15 days;
• If ownership is changed on your account; or
• When establishing or modifying certain services on your account.

In addition to the situations described above, the Funds reserve the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

YOUR ACCOUNT WITH THE FUNDS

Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee by an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, as well as from participants in a medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

By telephone	To redeem shares by telephone, call the Funds at 1-888-721-7772 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days. If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds) you may redeem shares up to $50,000, by instructing the Funds by phone at 1-888-721-7772. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges. Note: Neither the Funds nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:
• The Fund(s) account number;
• The name in which your account is registered;
• The social security or tax identification number under which the account is registered; and
• The address of the account holder, as stated in the account application form.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you each month or quarter. Your account must have a value of at least $5,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal is $1,000. If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-721-7772. The Funds may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least 5 days in advance of the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of your ThinkFunds at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record. In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days). Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is

YOUR ACCOUNT WITH THE FUNDS

restricted; (2) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to 10% federal income tax withholding.

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund’s remaining shareholders) a Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

Exchanging Shares

You may exchange shares of one ThinkFund for shares of another Fund on any day the Funds are open for business. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Funds or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account, the account number(s), and signed by all shareholders on the account. In order to limit expenses, the Funds reserve the right to limit the total number of exchanges you can make in any year.

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Tools to Combat Frequent Transactions

The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. Each Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Funds believe is consistent with shareholder interests.

Redemption Fee	You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of the ThinkFunds within 30 days of purchase, including any such redemptions that are part of an exchange. There will be no redemption fee on the redemption of shares acquired through reinvestment of distributions. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Funds for the benefit of its long-term shareholders.
Although the Funds aim to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee.
Monitoring Trading Practices	The Funds may monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that it believes is consistent with the best interest of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.
Fair Value Pricing	The Funds selectively employ fair value pricing to ensure greater accuracy in their daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, e.g., discussion of non-U.S. securities below). Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and reviewed by the Board. There can be no assurances that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

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Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that a Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Funds reserve the right to:

➢	vary or waive any minimum investment requirement;
➢	refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
➢	reject any purchase or exchange request for any reason. Generally, the Funds do this if the purchase is disruptive to the efficient management of a Fund (due to the timing of the investment or an investor’s history of excessive trading);
➢	redeem all shares in your account if your balance falls below a Fund’s minimum initial investment requirement due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be redeemed. The Funds will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV;
➢	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect a Fund; and
➢	reject any purchase, exchange or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail your request to the Funds at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker or other financial intermediary for details.

SERVICE FEES — OTHER PAYMENTS TO THIRD PARTIES

The Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of net investment income and capital gains, if any, at least annually, typically in December. The Funds may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Funds’ investment income may be subject to foreign income taxes that are withheld at the country of origin. If the Funds meet certain legal requirements, they may elect to “pass-through” these foreign taxes to shareholders. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his/her pro rata share of such foreign taxes and would therefore be allowed to claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid.

If you buy shares of a Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

Each Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue code of 1986, as amended (the “Code”). If a Fund so qualifies, it will not pay federal income tax on the net investment income and capital gains that it distributes to its shareholders.

Each Fund intends to distribute all of its net investment income and capital gains, if any, to shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends or distributions are received in cash or additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. For taxable years beginning on or before December 31, 2010, distributions designated as qualified dividend income are taxed to individuals and other noncorporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. Distributions of net long-term capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain regardless of how long the shareholder has held Fund shares. Long-term capital gain is currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long the shareholder has held Fund shares. Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. Information on the federal income tax status of dividends and distributions is provided annually.

By law, the Funds must withhold a percentage of your distributions and redemption proceeds (“backup withholding”) if you do not provide your correct social security or taxpayer identification number or certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs a Fund to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. Shareholders may be limited in their ability to utilize capital losses. You are responsible for any tax liabilities generated by your transaction.

Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce a Fund’s distributions. However, the United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax or to certain exemptions from tax. Accordingly, each Fund will attempt to operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. Additionally, a Fund may qualify for and may elect to have foreign tax credits “passed through” to shareholders. In such event, shareholders will be required to treat as part of the amounts distributed to them their pro rata portion of such taxes and may claim a credit or a deduction for such taxes, subject in each case to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions on his or her federal income tax return.

Prospective shareholders of the Funds should consult with their own tax advisors concerning the effect of owning shares of the Funds in light of their particular tax situation.

PRIVACY NOTICE

The ThinkFunds collect non-public information about you from the following sources:

➢	Information we receive about you on applications or other forms;
➢	Information you give us orally; and/or
➢	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS IS NOT A PART OF THE PROSPECTUS

Investment Advisor
ThinkCapital Management, LLC
600 Montgomery Street, 16th Floor
San Francisco, California 94111

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
1010 Grand Boulevard
Kansas City, Missouri 64141

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street,
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

ThinkFunds

A series of the Investment Managers Series Trust

For More Information

You can find more information about the Funds in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

The SAI is available free of charge on the Funds’ website at www.thinkcapitalfunds.com. You can obtain a free copy of the SAI, request other information, or make general inquires about the Fund by contacting a broker that sells the Funds or by calling the Funds (toll-free) at 1-888-721-7772, email, or by writing to:

ThinkFunds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201
Email: info@thinkfunds.com

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

➢	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
➢	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-0102; or
➢	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811- 21719)

This report is printed on recycled paper.

TF PRO-0308

Statement of Additional Information
March 31, 2008

THINKFUNDS
•	ThinkGrowth Fund
•	ThinkGlobal Fund
•	ThinkGreen Fund
Series of the Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated March 31, 2008, as may be amended from time to time, of the ThinkGrowth Fund, ThinkGlobal Fund, and ThinkGreen Fund (each a “Fund” and collectively, the “Funds”), series of the Investment Managers Series Trust (the “Trust”). ThinkCapital Management, LLC (the “Advisor”) is the investment advisor to the Funds. A copy of the Funds’ Prospectus may be obtained by contacting the Funds at the address or telephone number below.

ThinkFunds
c/o UMB Fund Services, LLC
P.O. Box 2175
Milwaukee, Wisconsin 53202
1-888-721-7772
www.thinkcapitalfunds.com

THE TRUST	2
INVESTMENT STRATEGIES AND POLICIES	2
MANAGEMENT	16
PORTFOLIO TRANSACTIONS AND BROKERAGE	25
PORTFOLIO TURNOVER	27
PROXY VOTING POLICY	27
ANTI-MONEY LAUNDERING PROGRAM	28
PORTFOLIO HOLDINGS INFORMATION	28
DETERMINATION OF NET ASSET VALUE	30
PURCHASE AND REDEMPTION OF FUND SHARES	31
FEDERAL INCOME TAX MATTERS	32
DIVIDENDS AND DISTRIBUTIONS	36
GENERAL INFORMATION	37
FINANCIAL STATEMENTS	40
APPENDIX “A”	41

THE TRUST

The Trust (formerly the Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust changed its name to the Investment Managers Series Trust on December 3, 2007. The Trust consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Funds and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the registration statement filed with the SEC. Copies of such information may be obtained online from the EDGAR database at www.sec.gov.

INVESTMENT STRATEGIES AND POLICIES

The discussion below supplements information contained in the Funds’ Prospectus as to investment policies of the Funds. The Funds may invest in the following:

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The Funds’ investment in preferred stocks is subject to the credit risk relating to the financial condition of the issuers of those securities. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Convertible Securities

A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Warrants and Rights

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Foreign Securities

Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other potential risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of possibly leading to nationalization, increased taxation or confiscation of foreign investors’ assets.

Additional non-U.S. taxes and expenses may also adversely affect the Funds’ performance, including foreign withholding taxes of foreign securities dividends, and generally higher commission rates payable on foreign transactions. Foreign securities are subject to differing accounting, auditing and financial reporting standards and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the U.S. Foreign securities may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the U.S., many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Funds’ income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Funds incur expenses in U.S. dollars and the time such expenses are paid, the Funds may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

The Funds may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Funds make in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Funds.

Foreign Currency Transactions. The Funds may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. The Funds enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Funds may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. A Fund will not enter into forward contracts for speculative purposes. A Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. The Funds incur foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Funds to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Funds are obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Funds own or intend to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.

In addition, there is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Funds may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. The Funds may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Funds hold in their portfolio or which it intends to purchase.

Depository Receipts. Global Depository Receipts ("GDRs") are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Federal Income Tax Matters." Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.

Investment Company Securities

The Funds may invest in securities issued by other registered investment companies. The Funds generally may invest up to 10% of their total assets in the aggregate in shares of other investment companies and up to 5% of their assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in another investment company may involve the payment of a premium above the value of such issuer’s portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Advisor and subject to the Funds’ investment restrictions set forth in their Prospectus and this SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time the Funds would continue to pay their own management fees and other expenses.

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Funds hold instruments of foreign banks or financial institutions, they may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Securities” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under their investment strategies and policies stated above and in their Prospectus, the Funds may make interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than can be supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Government Obligations

The Funds may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the U.S, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies if it is not obligated to do so by law.

The Funds may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Options on Securities

Writing Call Options. The Funds may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amounts as are held in a segregated account by UMB Bank, n.a., the Funds’ custodian (the “Custodian”). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, the Funds may write uncovered (or “naked”) call options on securities, including exchange traded funds (“ETFs”), and indices; however, SEC rules require that a fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Funds may sell index call options. The Funds may also execute a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The Funds’ objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Custodian (or a securities depository acting for the Custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U. S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading were interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification of the Fund as a regulated investment company. See “Dividends and Distributions” and “Federal Income Tax Matters.”

Over-the-Counter Options. The Funds may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the-counter options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase an over-the-counter option they would need to rely on the dealer from which they purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, the Funds may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into over-the-counter options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a over-the-counter option at a favorable price at any time prior to expiration. Unless the Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an over-the-counter option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased over-the-counter options are illiquid securities. A Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Funds will treat over-the-counter options as subject to the Funds’ limitation on illiquid securities. If the SEC changes its position on the liquidity of over-the-counter options, the Funds will change their treatment of such instruments accordingly.

Repurchase Agreements

The Funds may enter into repurchase agreements with respect to their portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Funds’ rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the “1940 Act”).

Illiquid Securities

Typically, the Funds may invest up to 15% of their net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between a Fund's decision to dispose of such securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Funds. However, investing in Rule 144A securities could result in increasing the level of the Funds’ illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities

The Funds may lend their portfolio securities in an amount not exceeding one-third of their total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Funds. Any loan might be secured by any one or more of the three types of collateral. The terms of the Funds’ loans must permit the Funds to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales

The Funds may engage in short sales. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share (“NAV”) will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Temporary Investments

The Funds may take temporary defensive measures that are inconsistent with the Funds’ normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objectives.

Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of each Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Funds’ investment objectives are non-fundamental policies and may be changed without shareholder approval upon 60 days written notice.

Each Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Except for the ThinkGreen Fund, which may concentrate in certain sectors or industries as described herein, invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one sector or industry (other than U.S. Government securities);

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

5.	Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

6.
Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission.

Concentration

The ThinkGreen Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the Green Technology and/or the Green Living sectors. Companies in the Green Technology sector utilize technology to address alternative energy development or deployment such as: solar energy, wind power, bio-fuels, water improvement, waste management and recycling or technology enhancements that lessen negative impacts of existing process. Companies in the Green Living sector provide products or services that improve life quality and life style by improving standards of living and/or health without damaging the environment in their production or use. Example companies include those that grow, process, or sell natural and organic foods and personal care products, and promote, or manufacture products that promote, fitness. The Fund’s concentration in these sectors may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in these sectors would have a larger impact on the Fund than on a fund that does not concentrate in these sectors.

The Funds observe the following restrictions as a matter of operation but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not:

1.
Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law; or

2.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, Custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address* and Year of Birth	Position with The Trust	Term of Office† and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees**	Other Directorships Held
Independent Trustees
Charles H. Miller (born 1947)	Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a provider of technology and services to asset management firms (1997-present).	5	None

Ashley Toomey Rabun (born 1952)	Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	5	None

Name, Address* and Year of Birth	Position with The Trust	Term of Office† and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees**	Other Directorships Held
William H. Young (born 1950)	Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	5	None

Interested Trustees of the Trust
John P. Zader*** (born 1961)	Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, transfer agent, fund accountant, and co-administrator for the Funds, and affiliate of the Funds’ distributor and Custodian (2006-present); Consultant to Jefferson Wells International (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	5	None.

Eric M. Banhazl*** (born 1957)	Trustee and Vice President	Since January 2008 and December 2007 as Vice President	President, Mutual Fund Administration Corp. since September 2006; Senior Vice President, U.S. Bancorp Fund Services, LLC from July, 2001 to August 2006.	5	None

Name, Address* and Year of Birth	Position with The Trust	Term of Office† and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees**	Other Directorships Held
Officers of the Trust
Rita Dam (born 1966)	Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. since October, 2006; Vice President, U.S. Bancorp Fund Services, LLC from July, 2001 to September, 2006.	N/A	N/A

Joy Ausili (born 1966)	Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. since September, 2006; Vice President, U.S. Bancorp Fund Services, LLC from July, 2001 to August, 2006.	N/A	N/A

Terrance P. Gallagher, CPA, JD (born 1958)	Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. since March, 2007; Director of Compliance, Unified Fund Services Inc. from October, 2004 to March, 2007; Partner, The Academy of Financial Services Studies and Precision Marketing Partners from December, 1998 to October, 2004; Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February, 1987 to November, 1998.
				N/A	N/A

Christine Ritch (born 1961)	Chief Compliance Officer	Since March, 2008	Of Counsel, Cipperman & Company; (2007 - present); Principal, Christine P. Ritch, Esquire (2006 - present); Senior Counsel, PFPC Inc. (1999 - 2005).	N/A	N/A

*	Address for certain Trustees and officers: 803 West Michigan Street, Milwaukee, WI 53233-2301. Address for Mr. Banhazl, Ms. Dam and Ms. Ausili: 2220 East Route 66, Suite 226, Glendora, CA 91740.
**
The Trust is currently comprised of five portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

***
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Funds’ distributor, Grand Distribution Services, LLC, as well as with its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Funds and the Funds’ Custodian.. Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Funds’ co-administrator.

†	Trustees serve until their successor has been duly elected. The officers’ term of office is one year.

Compensation

The Independent Trustees receive $5,000 for each meeting attended and the Chairperson receives $6,000 for each meeting attended. The Independent Trustees receive $1,000 for telephonic meetings attended at the direction of the independent Chairperson. The Audit Committee chairman receives an additional $500 for each Audit Committee meeting. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Funds[1]	Pension or Retirement Benefits Accrued as Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[1]
Independent Trustees
Charles H. Miller, Trustee	$5,000	None	None	$20,000

Ashley Toomey Rabun, Trustee and Chairperson	$5,000	None	None	$24,000

William H. Young, Trustee and Audit Committee Chair	$5,000	None	None	$22,000
[1]	Estimated annual compensation.

Board Committees

The Board has three standing committees, the Audit Committee, the Nominating and Governance Committee, and the Valuation Committee.

The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Funds’ financial statements and to assist the Board’s oversight of the integrity of the Trust’s pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees. It does not include any Interested Trustees. The Audit Committee typically meets four times per year with respect to the various series of the Trust. The Audit Committee has not met with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). The QLCC meets as needed. The QLCC has not met with respect to the Funds.

The Nominating and Governance Committee (the “Nominating Committee”) is responsible for reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets at least annually with respect to the Funds. The Nominating Committee will consider nominees properly recommended by a Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee. The Nominating Committee has not met with respect to the Funds.

The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one Trustee. The Valuation Committee has not met with respect to the Funds.

Fund Shares Beneficially Owned by Trustees. As of the date of this SAI,, no Trustees, including the Independent Trustees, beneficially owned shares of the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of the date of this SAI, the Funds are under the control of ThinkPanmure Holdings, LLC (“ThinkPanmure Holdings”), an affiliate and parent company of the Advisor, who had voting authority with respect to 100% of the outstanding shares in the Funds on such date. However, once the Funds commence investment operations and their shares are sold to the public, ThinkPanmure Holdings’ control will be diluted. The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds. Furthermore, neither the Trustees who are “not interested” persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Funds’ distributor, Grand Distribution Services, LLC (the “Distributor”), or any affiliate of the Advisor or Distributor. Accordingly, neither the Trustees who are “not interested” persons of the Trust nor members of their immediate family, have any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.

The Advisor

The Advisor, ThinkCapital Management, LLC, has principal offices located at 600 Montgomery Street, 16th Floor, San Francisco, CA 94111. The Advisor, founded in 2008, is a wholly-owned subsidiary of ThinkCapital Holdings LLC which is wholly-owned by ThinkPanmure Holdings, a wholly-owned subsidiary of Panmure Gordon & Co., plc, a London based Financial Services Authority (“FSA”) regulated company focusing on providing corporate and institutional investment banking and stockbroking services. The Advisor acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Subject to such policies as the Board may determine, the Advisor is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision, as it deems necessary for the proper supervision of the Funds’ investments. The Advisor also continuously monitors and maintains the Funds’ investment criteria and determines from time to time what securities may be purchased by the Funds.

The Advisory Agreement dated March 31, 2008 will remain in effect for an initial two year period. After the initial two year period, the Advisory Agreement will continue in effect from year to year as to a Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of a Fund’s average daily net assets specified in the Prospectus.

Each Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Funds and/or to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses (excluding taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the limit set forth in each Fund’s Fees and Expense Table in the Prospectus (the “expense cap”). Any payments to the Fund by the Advisor pursuant to this Agreement are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor. Such reimbursement may be requested from the Fund by the Advisor in the event that the current Operating Expenses for the Fund, as accrued each month, are less than the Fund’s Annual Limit. The Advisor may seek reimbursement in an amount up to the difference between the Annual Limit and the current Operating Expenses, but in no case will the reimbursement amount exceed the total amount of payments made by the Advisor pursuant to this Agreement and will not include any amounts previously reimbursed. No reimbursement will cause the total Operating Expenses paid by the Fund to exceed the Annual Limit for the Fund and such reimbursement may not be paid prior to the Fund’s payment of current Operating Expenses. The Advisor may seek reimbursement for payments made to the Fund pursuant to this Agreement for a period of three (3) years from the date of the payment.

Portfolio Managers

Michael Moe and Stuart Pulvirent are the co-portfolio managers responsible for the day-to-day management of the Funds. The following table shows the number of other accounts managed by Mr. Moe and Mr. Pulvirent and the total assets in the accounts managed within various categories as of February 29, 2008.

Michael Moe

With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	--	--	--
Other Pooled Investments	--	--	--	--
Other Accounts	2	$1 million	--	--

Stuart Pulvirent

With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	--	--	--
Other Pooled Investments	--	--	--	--
Other Accounts	1	$4 million	--	--

Material Conflict of Interest. Where conflicts of interest arise between the Funds and other accounts managed by the portfolio managers, the Advisor will proceed in a manner that ensures that the Funds will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. Compensation of a portfolio manager is determined by the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Funds that the portfolio managers manage or on the value of assets held in the Funds’ portfolios. Each portfolio manager receives an annual fixed salary and may receive a bonus that is based upon a variety of factors as described above. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Advisor’s employees. In addition, Mr. Moe has an interest in the performance pool plan sponsored by ThinkPanmure, LLC, and affiliate of ThinkPanmure Holdings which pays out on the Advisor hitting certain financial targets. He is also a shareholder in ThinkPanmure Holdings’ parent company, Panmure Gordon and Co., plc. Mr. Pulvirent, as a managing member of the general partner of a hedge fund, is eligible for a percentage of the incentive allocation to the general partner, if any.

Securities Owned in the Funds by Portfolio Managers. As of the date of this SAI, Mr. Moe and Mr. Pulvirent do not own any of the equity securities of the Funds.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 West Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corp. (“MFAC”), 2220 Route 66, Suite 226, Glendora, CA 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; arranging for the maintenance of books and records of the Funds; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

UMBFS also acts as fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

As compensation for their services, the Funds pay the Co-Administrators an administration fee, payable monthly, at the annual rate set forth below as a percentage of each Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Funds are subject to an annual minimum fee aggregated and applied pro-rata across all Funds of $90,000. There is also an annual fee of $4,000 per Fund for CCO support services.

The Custodian, UMB Bank, n.a., an affiliate of UMBFS, is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides custody services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64104. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.

Tait, Weller & Baker, LLP is the independent registered public accounting firm for the Funds whose services include auditing the Funds’ financial statements and the performance of related tax services.

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601-1003, is counsel to the Trust and independent counsel to the Independent Trustees.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, Grand Distribution Services, LLC, 803 West Michigan Street, Milwaukee, Wisconsin, 53233, pursuant to which the Distributor acts as the Funds’ distributor, provides certain administrative services and arranges for the sale of the Funds’ shares. The offering of the Funds’ shares is continuous. The Distributor, UMBFS and the Custodian are affiliated companies. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement has an initial term for each Fund until December 3, 2009 and will continue in effect for each Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on 30 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, or by the Distributor on 30 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Shareholder Servicing Plan

The Board has adopted, on behalf of the Funds, a Shareholder Servicing Plan (the “Servicing Plan”) under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, each Fund will pay the Advisor a monthly fee at an annual rate of up to 0.25% of each Fund’s average daily net assets. The Advisor may pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a “Participating Organization”) out of the fees the Advisor receives from the Funds under the Servicing Plan to the extent that the Participating Organization performs shareholder servicing functions for shares owned by its customers.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is the Funds’ general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight also may be given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Funds or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to affiliates of the Advisor in advising other clients, including unregistered investment funds. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts that may be managed or advised by the Advisor or its affiliates (note that the Advisor will not advise clients or funds managed by unregistered entities although as noted below they might make the same investments). Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts. In such event, the position of the Funds and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. In addition, the Advisor has determined to follow the practice of restricting itself from making purchases or sales of securities that are on certain internal restricted or “watch-lists” of its broker-dealer affiliate until such information is made public by the firm. One of the Portfolio Managers, Michael Moe, is the Chairman of the holding company that owns both the Advisor and the broker-dealer. This policy may occasionally delay a purchase or sale for a short time that the Advisor would have otherwise made for the Funds..

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers.

PORTFOLIO TURNOVER

Each Fund may trade actively and frequently to achieve its objective. Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting proxies to the Advisor, subject to the Board’s and MFAC’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and their shareholders

The Funds have adopted the Advisor’s Proxy Policies which underscore the Advisor’s concern that all proxies voting decisions be made in the best interests of the Funds and that the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

The Advisor has established a general statement of voting policy and specific voting positions. This policy is intended to serve as a guideline and to further the economic value of each security held by the Funds. There will be regular review of this policy. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

Where a proxy proposal raises a material conflict between the Advisor’s interests and a Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists each Fund’s complete proxy voting record for the 12-month period ending each June 30th. Once filed, the Funds’ proxy voting record will be available without charge, upon request, by calling toll-free 1-888-721-7772 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Funds maintain portfolio holdings disclosure policies (the “Holdings Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to the Funds’ shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds’ complete portfolio holdings will be available at the end of each calendar quarter with a 60 day lag time.

Pursuant to the Funds’ Holdings Policies, information about the Funds’ portfolio holdings is not distributed to any person unless:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC and the Board, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer (“CCO”) and the party receiving the information enters into a confidentiality agreement .

Certain of the persons listed below receive information about the Funds’ portfolio holdings on an ongoing basis. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds. There are no restrictions on the frequency with which the Funds’ portfolio holdings information is released, and no lag period shall apply to these persons. These persons include:

▪	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Wilshire & Associates, Inc.; Thomson Financial; Citigate Financial Intelligence; and Interactive Data Corporation; or

▪
Internal parties involved in the investment process, administration, operation or custody of the Funds, specifically: UMBFS; MFAC; the Board; and the Trust’s attorneys and accountants (currently Tait, Weller & Baker, LLP), all of which typically receive such information after it is generated.

Any disclosure to additional parties not described above is made with the approval of the Trust’s CCO, pursuant to the Funds’ Holdings Policies.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Policies, codes of ethics and other relevant policies of the Funds and its service providers by the Trust’s CCO, (2) considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) considering any amendment to these Holdings Policies. The Board reserves the right to amend the Holdings Policies at any time without prior notice in its sole discretion.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed: Co-Administrators, fund accountant, Custodian, transfer agent, auditors, counsel to the Trust or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Holdings Policies, when the Funds have a legitimate business purpose and the third party recipient is subject to a confidentiality agreement.

In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Holdings Policies and these procedures will protect a Fund from potential misuse of that information by individuals or entities to which it is disclosed.

DETERMINATION OF NET ASSET VALUE

The NAV of each Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by the Board. Pursuant to those procedures, among other things, the following factors are considered: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of each Fund are sold at the next NAV calculated after receipt of an order for purchase. In order to purchase shares of a Fund, you must invest the initial minimum investment. However, the Funds reserve the right, in their sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds’ transfer agent.

The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of a Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to determine fairly the value of its net assets; (iii) for such other periods as the SEC may permit for the protection of a Fund’s shareholders; or (iv) to ensure a recent purchase made by check clears.

FEDERAL INCOME TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code, provided it complies with all applicable requirements under the Code, including, among other things, the source of its income, diversification of its assets and timing of distributions. The Funds’ policy is to distribute to their shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes. In order to avoid liability for the feral excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), generally will be taxed to noncorporate shareholders at the federal income tax rates applicable to net capital gain, provided the Funds designate the amount distributed as qualified dividend income an certain holding period and other requirements are satisfied. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15% without regard to how long a shareholder has held shares of a Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after December 31, 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income. Dividends paid by a Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided the Fund designates the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The designated amount, however, cannot exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. In view of the Funds’ investment policies, it is expected that dividends from domestic corporations will be part of each Fund’s gross income and that, accordingly, a portion of the distributions by a Fund will be eligible for treatment as qualified dividend income or the dividends received deduction. However, the portion of a Fund’s gross income attributable to qualified dividend income and qualifying dividends is largely dependent on a Fund’s investment activities for a particular year and, therefore, cannot be predicted with any certainty. Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Funds and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax.

A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gain is taxable at ordinary federal income tax rates. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or security are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

A Fund’s transactions in options and other similar transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by a Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated a qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Funds will monitor these transactions and will make the appropriate entries in their books and records, and if the Funds deem it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Funds as regulated investment companies and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.

However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Funds may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. With respect to the ThinkGlobal Fund, so long as it (i) qualifies for treatment as a regulated investment company, (ii) is liable for foreign income taxes, and (iii) more than 50% of its total assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends, and (ii) either deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes. The ThinkGrowth Fund and the ThinkGreen Fund do not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the ThinkGrowth Fund and the ThinkGreen Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which the Funds may invest in some countries. If the Funds invest in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of the Funds' expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Funds have invested. Additional charges in the nature of interest may be imposed on either the Funds or shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If the Funds were to invest in PFICs and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Funds, and such amounts would be subject to the 90% and calendar year distribution requirements described above

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law or if the IRS is notified, the Fund that such withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty).

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

DIVIDENDS AND DISTRIBUTIONS

Each Fund may receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is each Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in their shares.

The Funds also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain the Funds may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Funds and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Funds realize a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Funds will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Funds’ shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

The Investment Managers Series Trust (formerly known as the Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of five series of shares of beneficial interest, par value of $0.01 per share. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in each Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. The shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication to the Board, care of the Secretary of the Trust and by sending the communication to 2220 East Route 66, Suite 226, Glendora, CA 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates and, (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Board, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

As the Funds have recently commenced operations, there are no financial statements available at this time. Financial statements certified by the independent registered public accounting firm will be submitted to shareholders annually.

APPENDIX “A”
DESCRIPTION OF RATING CATEGORIES

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA -- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA --very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-	Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

-	Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

-	SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest.

-	SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

-
MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

-	MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

-
MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

-
MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

PART C: OTHER INFORMATION
ThinkFunds

ITEM 23. EXHIBITS

(a)	(1) Agreement and Declaration of Trust of Registrant (1)
(2)	Certificate of Trust (1)
(3)	Amendment to Certificate of Trust (1)
(4)	Amendment to Certificate of Trust (2)
(5)	Amendment to Agreement and Declaration of Trust (5)
(6)	Amendment to Agreement and Declaration of Trust (2)
(7)	Certificate of Designation (3)
(b)	Amended By-Laws of Registrant (3)
(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d)	Investment Advisory Agreement (**)
(e)	Distribution Agreement (4)
(f)	Bonus or Profit Sharing Contracts is not applicable.
(g)	Custody Agreement (4)
(h)	Other Material Contracts
(1)	Transfer Agency Agreement (4)
(2)	Fund Accounting Agreement (4)
(3)	Co-Administration Agreement (4)
(4)	Operating Expense Agreement (**)
(i)	Opinion and Consent of Vedder Price P.C.(**)
(j)	Consent of Independent Registered Public Accounting Firm (**)
(k)	Not applicable
(l)	Initial Subscription Agreement (**)
(m)	Shareholder Services Plan (**)
(p)	(1) Code of Ethics of the Trust (5)
(2)	Codes of Ethics of the Advisor (**)
(3)	Code of Ethics of Distributor (**)

Powers of Attorney (3)

(*) To be filed by amendment.
(**) Filed herewith.
(1) Previously filed in Registrant's Post-Effective Amendment No. 14 as filed with the Commission on March 31, 2006.
(2) Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3) Previously filed in Registrant’s Post-Effective Amendment No. 30 filed with the Commission on January 16, 2008.
(4) Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(5) Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such
Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered
Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 27. PRINCIPAL UNDERWRITER
(a)
Grand Distribution Services, LLC currently serves as distributor of the shares of the Marshall Funds, Inc., Stewart Capital Mutual Funds, Zacks Multi-Cap Opportunities Fund, Insight Small Cap Growth Fund (each a series of the Registrant).

(b)	To the best of Registrant’s knowledge, the officers of Grand Distribution Services, LLC, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH GRAND DISTRIBUTION SERVICES LLC	POSITIONS AND OFFICES WITH REGISTRANT
Peter J. Hammond 803 W. Michigan Street Milwaukee, WI 53233	President	None

Christine L. Mortensen 803 W. Michigan Street Milwaukee, WI 53233	Treasurer	None

Constance Dye Shannon 803 W. Michigan Street Milwaukee, WI 53233	Secretary and Chief Compliance Officer	None

(c)	Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Co-Administrator	Mutual Fund Administration Corporation 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 1010 Grand Boulevard Kansas City, Missouri, 64141
Registrant’s Investment Adviser	ThinkCapital Management, LLC 600 Montgomery Street, 16th Floor San Francisco, CA 94111
Registrant’s Distributor	Grand Distribution Services, LLC 803 W. Michigan Street Milwaukee, WI 53233

ITEM 29.  MANAGEMENT SERVICES

Not applicable

ITEM 30.  UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 31st day of March, 2008.

INVESMENT MANAGERS SERIES TRUST

By:	/s/ John P. Zader
John P. Zader, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 31st day of March, 2008, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
/s/ John P. Zader
John P. Zader	Trustee and President
†
Eric M. Banhazl	Trustee and Vice President
/s/ Rita Dam
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By /s/ Rita Dam
Attorney-in-fact, pursuant to power of attorney as filed herewith.

EXHIBIT INDEX

Exhibit	Exhibit No.
Form of Investment Advisory Agreement	EX99.d
Form of Operating Expense Limitation Agreement	EX99.h.4
Opinion and Consent of Vedder Price P.C.	EX99.i
Consent of Independent Registered Public Accounting Firm	EX99.j
Form of Initial Subscription Agreement	EX99.l
Shareholder Services Plan	EX99.m
Code of Ethics of the Advisor	EX99.p.2
Code of Ethics of the Distributor	EX99.p.3